Exhibit 99.2

NASDAQ: FCTR 2004 Year End Conference Call Friday, January 14, 2005

Forward Looking Statements 2 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected results in connection with the implementation of our business plan and strategic initiatives are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; and (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

3 The Year In Perspective

Long-Term Objectives 4 Consistent Double Digit EPS Growth Return on Shareholders' Equity in Excess of 15% Growing Our Customer Base Maintaining the Integrity of Our Franchise

Community Banking is the Right Model for Our Marketplace 5 Vibrant Economy and Demographics Strong, diversified economy Top 10% in population growth Over 26,000 small and middle market businesses The Shadow of the Giants Bank of America, BB&T, Wachovia Unique Opportunity Grow market share by customer-focused model

Our Growth Strategy is Working 6 2004 Achievements Total Revenue Up 7% Loan Growth Up 8% Deposit Growth Up 7% Strong Asset Quality 38% Increase in total shareholder return in 2004, inclusive of dividends

7 Fourth Quarter Summary

8 Fourth Quarter Summary ....as provided in the October 14, 2004 Conference Call Assumptions Stable interest rates Improving economic environment Security gains of $250,000 No loss/income from equity method investments, property gains, or trading activities Actual Results Increased interest rates Improved economic environment Security gains of $296,000 $3,000 net gain from equity method investments, property gains, and trading activities

9 Fourth Quarter Summary ....as provided in the October 14, 2004 Conference Call Guidance Balance Sheet Loans and loans held for sale growth 2% Investment securities flat Deposit growth 2% Other borrowings flat Actual Results Balance Sheet Loans and loans held for sale increased 1% Investment securities increased 1% Deposits increased 2% Other borrowings decreased 2%

10 Fourth Quarter Summary ....as provided in the October 14, 2004 Conference Call Guidance Income Statement Net interest income growth 2% Noninterest income decrease 3% Noninterest expense growth 4% Net income of $0.35-$0.39 per share Net income of $1.38-$1.42 per share for the year Actual Results Income Statement Net interest income increased 3% Noninterest income declined 5% Noninterest expense increased 1% Net income of $0.38 per share Net income of $1.40 per share for the year

A Balanced, Secured Loan Portfolio 11 Commercial Loans 55% of Total Loans Retail Loans 45% of Total Loans 98% Secured $210M Average Loan Size 99% Secured $22M Average Loan Size Total Loans $ 2.44 billion Commercial Mortgage Commercial 9% Construction 14% Consumer 12% Home Equity 19% Residential Mortgage 14% ....as of December 31, 2004 32%

Asset Quality Remains Sound 12 2004 2003 Past Dues 0.51% 1.04% Nonaccrual Loans 0.57% 0.66% Nonperforming Assets 0.73% 0.96% Net Charge-Offs 0.28% 0.39% Allowance for Loan Losses as a % of loans 1.10% 1.14% Allowance for Loan Losses as a % of nonaccrual loans 192% 172% ....as of year-end

Deposit Growth and Changing Mix 13 Total Deposits Increased $181.9 million or 7.5% Transactional accounts increased $86.7 million Time deposits increased $ 95.2 million Deposit mix:

Funding Sources 14 Retail 64% of Total Funding Sources Wholesale 36% of Total Funding Sources Total Funding Sources $4.06 billion ....as of December 31, 2004 Wholesale Borrowings 36% Time Deposits 31% Savings & Money Market 15% DDA 18%

Investment Securities 15 2004 2004 2004 2003 2003 2003 (Dollars in thousands) Balance % Dur* Balance % Dur* US Treasuries $ 54,374 3 2.91 $ 60,273 4 2.84 Agencies 691,970 44 2.69 635,267 41 2.34 Mortgage Backed Securities 726,381 46 3.70 771,157 50 3.54 Municipals 115,380 7 1.84 73,087 5 2.78 Total Debt Securities $ 1,588,105 100 3.07 $ 1,539,784 100 2.98 *Weighted average duration in years

16 Key Components Of Our Growth Strategy

Key Components 17 Community Banking Model Organic Growth Acquiring New Customers Expanding Relationships with Existing Customers Improving Branches Controlled Market Expansion

How Our Community Banking 18 Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

How Our Community Banking 19 Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Exceptional Service 20 Overall, how satisfied were you with the service that you received the last time you visited First Charter Bank? QUARTERLY CUSTOMER SURVEY Key Question: Very Satisfied Satisfied Somewhat Satisfied Dissatisfied Very Dissatisfied 83%

Delivering "Expect More" Service 4Q/01 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 72 74 75 79 83 80 80 82 81 80 83 82 83 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey 21 Industry Average** Very Satisfied 58% *Percent of Very Satisfied Customers

How Our Community Banking 22 Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Acquiring New Customers 23 CHecking Account Marketing Program (CHAMP)

16332 19068 40995 38607 ....CHAMP Results as of December 31, 2004 Acquiring New Customers 2002 2003 24 Net Fee Revenue Per Account $203 2001 2004 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

91747 101249 Growing Core Households* 25 12/31/03 12/31/04 * A Core Household includes a Checking Account. 10% Increase

Increasing Cross-Sales Opportunities 26 Strong Service Culture = Multiple Product Sales 12/31/04 Products Sold 47,239 16,320 2.9 Cross-Sell Ratio 12/31/04 New Core Retail HHs

De Novo & Replacement Branches 27

Birkdale 28 Acquiring New Customers: New Facilities

WATERSIDE CROSSING 29 Acquiring New Customers: New Facilities

CORNELIUS 30 Acquiring New Customers: New Facilities

How Our Community Banking 31 Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Meeting Financial Needs of Customers Insurance Services Brokerage Services Corporate & Private Asset Management Mortgage Services 32

Community Banking Model Results Customer Satisfaction First Charter Average: 83% Very Satisfied National Consumer Survey: 58% Very Satisfied* New Checking Accounts First Charter Average: 728 per branch in 2004 Industry Average: 245 per branch per year** New Core Households Growth of 10% Cross-Sell average of 2.9 33 * American Banker/Gallup 2004 Consumer Survey ** Haberfeld & Associates

2005 Focus Customer Satisfaction Program External Internal Customer Acquisition Totally Free Checking Free Business Checking Targeted Consumer Loan Campaigns Commercial Lending Small Business Loan Program Branch Expansion One De Novo, Three Replacements 34

Colony Place 35 Acquiring New Customers: New Facilities

Cotswold 36 Acquiring New Customers: New Facilities

Skyway 37 Acquiring New Customers: New Facilities

38 Acquiring Customers: New Facilities Cabarrus County Flagship Branch (2005) Retail Commercial Mortgage Brokerage Insurance Private Banking Wilmar

39 Earnings Guidance

Annual Guidance 2005 40 Loan growth between 9% and 12% Total increase in loans between 18% and 20% Investment Securities decrease between 8% and 10% Deposit growth between 8% and 10% Other Borrowings growth between 4% and 6% NIM between 3.06% and 3.12%

Annual Guidance 2005 41 Noninterest Income growth between 5% and 8% Noninterest Expense increase between 4% and 7% Stable Tax Rate between 34% and 35% Stable Asset Quality reflected in net charge-offs between .26% and .31%

Annual Guidance 2005 42 Earnings Per Share $1.50 - $1.55

NASDAQ: FCTR 43